UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 20, 2010
Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32693 (Commission File Number)	54-2091194 (IRS Employer Identification No.)

500 W. Illinois, Suite 100 Midland, Texas (Address of principal executive offices)	79701 (Zip Code)
Registrant’s telephone number, including area code: (432) 620-5500
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5

Item 1.01 Entry into a Material Definitive Agreement.
     On December 20, 2010, Basic Energy Services, Inc. (the “Company”) entered into the Third Amended and Restated Stockholders’ Agreement (the “Stockholders’ Agreement”) effective as of December 20, 2010 by and among the Company and certain affiliates of DLJ Merchant Banking party thereto (such affiliates, the “DLJ Parties”), which amends and restates the Second Amended and Restated Stockholders’ Agreement dated as of April 2, 2004, which terminated with respect to all other parties in accordance with its terms on December 21, 2010.
     The Stockholders’ Agreement provides for certain informational and consultation rights, along with confidentiality obligations, and registration rights for the DLJ Parties. As long as (i) any DLJ Party remains an Affiliate (as defined in the Stockholders’ Agreement) of the Company or (ii) the DLJ Parties, collectively, beneficially hold at least ten percent of the outstanding shares of the Company’s common stock, the DLJ Parties can require the Company to register shares of common stock on up to three occasions, provided that the proposed offering proceeds for the offering equal or exceed $10 million (or $5 million if the Company is able to register such securities on Form S-3). In addition such demand registration rights, the Stockholders’ Agreement provides the DLJ Parties with piggyback registration rights with respect to any proposed offering of equity securities pursuant to a registration statement filed by the Company (other than a registration statement on Form S-4 or Form S-8). The Company is also obligated under the Stockholders’ Agreement to perform certain other actions in connection with a demand registration or piggyback registration request by any of the DLJ Parties.
     The Stockholders’ Agreement terminates upon the earliest of (i) the dissolution, liquidation or winding-up of the Company, (ii) the date all of the DLJ Parties cease to be affiliates of the Company and the DLJ Parties, collectively, beneficially hold less than ten percent of the outstanding shares of common stock of the Company, or (iii) December 21, 2015.
     A copy of the Stockholders’ Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth in Item 8.01 below is incorporated by reference into this Item 2.03.
Item 8.01 Other Events.
     On December 22, 2010, the Company entered into a First Supplemental Indenture (the “First Supplemental Indenture”), effective as of December 22, 2010, to that certain Indenture, dated as of July 31, 2009 (as amended and supplemented, the “Senior Secured Notes Indenture”), among the Company, as Issuer, the guarantors named therein (the “Existing Guarantors”), and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”). The First Supplemental Indenture was entered into among Basic, as Issuer, the Existing Guarantors, Admiral Well Service, Inc., a Texas corporation (“Admiral”), Platinum Pressure Services, Inc., a Texas corporation (“Platinum”), and Taylor Industries, LLC (and together with Admiral and Platinum, the “New Guarantors”) and the Trustee. Each of the subsidiary guarantors is an indirect wholly-owned subsidiary of the Company. The First Supplemental Indenture adds the New Guarantors as subsidiary guarantors under the Senior Secured Notes Indenture.
     In connection with the entering into of the First Supplemental Indenture to Senior Secured Notes Indenture, the New Guarantors were required to enter into the Supplement No. 1 (the “Supplement”) dated as of December 22, 2010, which supplements the Security Agreement dated as of July 31, 2009, by and between the Company, each of the other grantors therein and The Bank of New York Mellon Trust Company, N.A. as Trustee (the “Security Agreement”). The Supplement adds each of the New Guarantors as grantors under the Security Agreement, pursuant to which each of the New Guarantors will grant the Trustee a first-priority lien on certain collateral secured by the Security Agreement.
     On December 22, 2010, the Company also entered into a Sixth Supplemental Indenture (the “Sixth Supplemental Indenture”), effective as of December 22, 2010, to that certain Indenture, dated as of April 12, 2006

2

(as amended and supplemented, the “Senior Notes Indenture”), among the Company, as Issuer, the Existing Guarantors and The Bank of New York Mellon Trust Company, N.A. (formerly The Bank of New York Trust Company, N.A.), as Trustee. The Sixth Supplemental Indenture was entered into among Basic, as Issuer, the Existing Guarantors, the New Guarantors and the Trustee. The Sixth Supplemental Indenture adds the New Guarantors as subsidiary guarantors under the Senior Notes Indenture.
     On December 22, 2010, Platinum and Admiral, as new subsidiaries of the Company (the “New Debtors”), also entered into the Supplement No. 1 (the “Credit Agreement Supplement”) to the Credit Agreement dated as of September 28, 2010 (as amended or otherwise modified from time to time, the “Credit Agreement”), among the Company, as Borrower, the subsidiary guarantors party thereto, the lenders party thereto and Capital One, National Association, as Administrative Agent, Collateral Agent and Issuing Bank (the “Collateral Agent”), and the related Security Agreement dated as of September 28, 2010 among the Company, as Borrower, certain subsidiaries of the Company party thereto and Capital One, National Association (the “Capital One Security Agreement”), as Collateral Agent, pursuant to which the New Debtors agreed to (i) guarantee, among other things, the full payment and performance of all of the Company’s obligations under the Credit Agreement and (ii) grant to the Collateral Agent, for the benefit of the holders of the Secured Obligations (as defined in the Capital One Security Agreement), a security interest in and lien on all of such New Debtor’s right, title and interest in and to certain collateral.
     Copies of the First Supplemental Indenture to Senior Secured Notes Indenture, the Supplement No. 1 to Security Agreement, the Sixth Supplemental Indenture to Senior Notes Indenture and the Credit Agreement Supplement are attached as Exhibits 10.2, 10.3, 10.4 and 10.5 hereto, respectively, and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

10.1	Stockholders’ Agreement entered into effective as of December 20, 2010, among the Company, DLJMB Funding III, Inc., DLJ ESC II, L.P., DLJ Offshore Partners III, C.V., DLJ MB Partners III GmbH & Co., KG, DLJ Merchant Banking Partners III, L.P., DLJ Offshore Partners III, C.V., DLJ Offshore Partners III-1, C.V., DLJ Offshore Partners III-2, C.V., Millennium Partners II, L.P., and MBP Plan Investors, L.P.

10.2	First Supplemental Indenture dated as of December 22, 2010 to Indenture dated as of July 31, 2009, by and among the Company as Issuer, the New Guarantors, the Existing Guarantors and The Bank of New York Mellon Trust Company, N.A. as Trustee.

10.3	Supplement No. 1 dated as of December 22, 2010 to Security Agreement dated as of July 31, 2009, by and among the Company, Admiral Well Service, Inc., Platinum Pressure Services, Inc. and Taylor Industries, LLC.

10.4	Sixth Supplemental Indenture dated as of December 22, 2010 to Indenture dated as of April 12, 2006, by and among the Company as Issuer, the New Guarantors, the Existing Guarantors and The Bank of New York Mellon Trust Company, N.A. as Trustee.

10.5	Supplement No. 1 dated as of December 22, 2010 to Credit Agreement dated as of September 28, 2010, among the Company, as Borrower, the subsidiary guarantors party thereto, the lenders party thereto and Capital One, National Association, as Administrative Agent, Collateral Agent and Issuing Bank.

3

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.
Date: December 22, 2010	By:	/s/ Alan Krenek
		Name:	Alan Krenek
		Title:	Senior Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Stockholders’ Agreement entered into effective as of December 20, 2010, among the Company, DLJMB Funding III, Inc., DLJ ESC II, L.P., DLJ Offshore Partners III, C.V., DLJ MB Partners III GmbH & Co., KG, DLJ Merchant Banking Partners III, L.P., DLJ Offshore Partners III, C.V., DLJ Offshore Partners III-1, C.V., DLJ Offshore Partners III-2, C.V., Millennium Partners II, L.P., and MBP Plan Investors, L.P.

10.2	First Supplemental Indenture dated as of December 22, 2010 to Indenture dated as of July 31, 2009, by and among the Company as Issuer, the New Guarantors, the Existing Guarantors and The Bank of New York Mellon Trust Company, N.A. as Trustee.

10.3	Supplement No. 1 dated as of December 22, 2010 to Security Agreement dated as of July 31, 2009, by and among the Company, Admiral Well Service, Inc., Platinum Pressure Services, Inc. and Taylor Industries, LLC.

10.4	Sixth Supplemental Indenture dated as of December 22, 2010 to Indenture dated as of April 12, 2006, by and among the Company as Issuer, the New Guarantors, the Existing Guarantors and The Bank of New York Mellon Trust Company, N.A. as Trustee.

10.5	Supplement No. 1 dated as of December 22, 2010 to Credit Agreement dated as of September 28, 2010, among the Company, as Borrower, the subsidiary guarantors party thereto, the lenders party thereto and Capital One, National Association, as Administrative Agent, Collateral Agent and Issuing Bank.